U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 24, 2013

ANDAIN, INC.

(Exact Name of Company as Specified in Its Charter)

Nevada	0-51216	20-2066406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 South Beverly Drive, Suite 312, Beverly Hills, California 90212

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (310) 286-1777

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective on September 24, 2013, the Company engaged M&K CPAS, PLLC as its independent registered public accounting firm to audit the Company’s financial statements. During the year ended December 31, 2013, the year ended December 31, 2012, and the subsequent period prior to engaging this firm, neither the Company (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Andain, Inc.

Dated:	April 10, 2014	By:	/s/ Sam Shlomo Elimelech
Sam Shlomo Elimelech
President